Filed pursuant to Rule 497
File No. 333-178548

Supplement dated September 29, 2015
to
Prospectus dated April 30, 2015
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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated April 30, 2015 (as supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to reflect (i) the entry by the Company’s structured subsidiary, HMS Funding I LLC, a Delaware limited liability company, into a second amendment to the amended and restated credit agreement with the Company, as equityholder and servicer, and Deutsche Bank AG, New York Branch, as Administrative Agent, (ii) an amendment to the Conditional Fee Waiver Agreement between the Advisers, (iii) an amendment to the waiver of administrative services expenses agreement with the Advisers, (iv) the proxy results from the 2015 annual stockholders meeting, (v) an update to the biographical information of our Chief Compliance Officer, and (vi) an amendment to the Company's bylaws.
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This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

This supplement replaces in its entirety the fourth and eighth paragraphs in the section entitled “Prospectus Summary-Credit Facilities” on page 9 of the Prospectus (as supplemented) with the following:

On June 2, 2014, our wholly owned Structured Subsidiary, HMS Funding I LLC, a Delaware limited liability company (“HMS Funding”), entered into a credit agreement (the “Deutsche Bank Credit Facility”) among HMS Funding, as borrower, the Company, as equityholder and as servicer, Deutsche Bank AG, New York Branch (“Deutsche Bank”), as administrative agent, the financial institutions party thereto as lenders (together with Deutsche Bank, the “HMS Funding Lenders”), and U.S. Bank National Association (the "Collateral Agent"), as collateral agent and collateral custodian. The Deutsche Bank Credit Facility provided for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on September 23, 2015, increasing the revolver commitments to $360 million. We contribute certain assets to HMS Funding from time to time, as permitted under our Syndicated Credit Facility, as collateral to secure the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility matures on June 16, 2020, at which point all outstanding advances are due.

As of September 28, 2015, we had approximately $100.0 million outstanding and $25.0 million available under our Syndicated Credit Facility, and approximately $290.0 million outstanding and $70.0 million available under the Deutsche Bank Credit Facility, both of which we estimated approximated fair value and subject to certain limitations and the asset coverage restrictions under the 1940 Act.

This supplement replaces the third paragraph in the section entitled “Prospectus Summary-Management and Incentive Fee Waiver” on page 11 of the Prospectus with the following:

On April 15, 2015, we and our Advisers agreed to a further amendment (the "Fee Waiver Amendment") to the Conditional Fee Waiver Agreement. Under the Fee Waiver Amendment, our Advisers have agreed to extend the term of the fee waiver with respect to our Adviser through December 31, 2015. The terms of the fee waiver were not extended with respect to our Sub-Adviser (except for the subordinated incentive fee on income for the period January 1, 2015 to September 30, 2015, which our Sub-Adviser has agreed to waive). Our Adviser has no obligation to waive fees pursuant to the Conditional Fee Waiver Agreement after December 31, 2015, unless the fee waiver period is further extended.

This supplement replaces the section entitled “Prospectus Summary-Administration” on page 13 of the Prospectus with the following:

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, we are required to pay or reimburse the Advisers for administrative services expenses, which include all costs and expenses related to the day-to-day administration and management of the Company not related to advisory services. For the six months ended June 30, 2015 and 2014, we incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $917,000 and $714,000, respectively. For the years ended December 31, 2014, 2013 and 2012, we incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $1.5 million, $1.0 million and $438,000, respectively. On April 15, 2015, the Advisers extended the waiver of reimbursement of administrative services expenses from January 1, 2015 through June 30, 2015. On September 22, 2015, the Advisers further extended the waiver of reimbursement of administrative services expenses through December 31, 2015. The waiver of reimbursement of administrative services expenses is not subject to future reimbursement. In the future, we may decide to enter into a separate administration agreement with affiliates of the Advisers or a third party provider, pursuant to which we will reimburse such administrator for administrative services expenses. See “Administrative Services.”

RISK FACTORS

This supplement replaces the title of the risk factor entitled “We may have limited ability to fund new investments if we are unable to expand, extend or refinance our Syndicated Credit Facility or the HMS Funding Facility.” on page 37 of the Prospectus (as supplemented) with the following: “We may have limited ability to fund new investments if we are unable to expand, extend or refinance our Syndicated Credit Facility or the Deutsche Bank Credit Facility.” This supplement also replaces the second paragraph of this risk factor with the following:

On June 2, 2014, our wholly owned subsidiary, HMS Funding, entered into the Deutsche Bank Credit Facility, which provided for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on September 23, 2015, increasing the revolver commitments to $360 million. The Deutsche Bank Credit Facility matures on June 16, 2020.

This supplement replaces in its entirety the second paragraph of the risk factor entitled “Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.” on page 38 of the Prospectus (as supplemented) with the following:

As of September 28, 2015, we had borrowings of $100.0 million outstanding on our Syndicated Credit Facility and had borrowings of $290.0 million outstanding on the Deutsche Bank Credit Facility.

SENIOR SECURITIES

This supplement replaces in the fourth and eighth paragraphs in the section entitled “Senior Securities” on pages 48-49 of the Prospectus (as supplemented) with the following:

On June 2, 2014, HMS Funding entered into the Deutsche Bank Credit Facility, which provided for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on September 23, 2015, increasing the revolver commitments to $360 million. We contribute certain assets to HMS Funding from time to time, as permitted under our Syndicated Credit Facility, as collateral to secure the Deutsche Bank Credit Facility.

As of September 28, 2015, we had approximately $100.0 million outstanding and $25.0 million available under our Syndicated Credit Facility and $290.0 million outstanding and $70.0 million available under the Deutsche Bank Credit Facility, subject to the asset coverage restrictions under the 1940 Act, as discussed below.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This supplement replaces the third and seventh paragraphs in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Overview-Base Management and Incentive Fee, Administrative Services Expense Waiver and Expense Support and Conditional Reimbursement Agreement” on pages 51-52 of the Prospectus with the following:

On April 15, 2015, we and our Advisers agreed to the Fee Waiver Amendment, under which our Advisers have agreed to extend the term of the fee waiver with respect to our Adviser through December 31, 2015. The terms of the fee waiver were not extended with respect to our Sub-Adviser (except for the subordinated incentive fee on income for the period January 1, 2015 to September 30, 2015, which our Sub-Adviser has agreed to waive). Our Adviser has no obligation to waive fees pursuant to the Conditional Fee Waiver Agreement after December 31, 2015, unless the fee waiver period is further extended.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, we are required to pay or reimburse the Advisers for administrative services expenses, which include all costs and expenses related to the day-to-day administration and management of the Company not related to advisory services. For the six months ended June 30, 2015 and 2014, we incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $917,000 and $714,000, respectively. For the years ended December 31, 2014, 2013 and 2012, we incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $1.5 million, $1.0 million and $438,000, respectively. On April 15, 2015, the Advisers extended the waiver of reimbursement of administrative services expenses from January 1, 2015 through June 30, 2015. On September 22, 2015, the Advisers further extended the waiver of reimbursement of administrative services expenses through December 31, 2015. The waiver of reimbursement of administrative services expenses is not subject to future reimbursement. In the future, we may decide to enter into a separate administration agreement with affiliates of the Advisers or a third party provider, pursuant to which we will reimburse such administrator for administrative services expenses.

This supplement replaces in its entirety the fifth paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Capital Resources-Capital Resources” on page 66 of the Prospectus (as supplemented) with the following:

On June 2, 2014, HMS Funding entered into the Deutsche Bank Credit Facility, which provided for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on September 23, 2015, increasing the revolver commitments to $360 million. We contribute certain assets to HMS Funding from time to time, as permitted under our Syndicated Credit Facility, as collateral to secure the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility matures on June 16, 2020, at which point all outstanding advances are due.

This supplement inserts the eleventh paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Recent Developments and Subsequent Events” on page 69 of the Prospectus (as supplemented) with the following:

On September 23, 2015, HMS Funding entered into a second amendment to the amended and restated credit facility with Deutsche Bank as administrative agent which increased the revolver commitments to $360 million.

MANAGEMENT

This supplement replaces the table in the section entitled “Management-Board of Directors and Officers-Directors” on page 86 of the Prospectus with the following:

Name(1)	Age	Director Since	Expiration of Current Term
Interested Directors
Curtis L. Hartman(2)	42	2013	2016
Sherri W. Schugart	50	2014	2016
Independent Directors
Gregory R. Geib	49	2013	2016
John O. Niemann, Jr.	59	2012	2016
Peter Shaper	50	2012	2016

This supplement replaces the third and fourth paragraphs in the section entitled “Biographical Information-Officers (who are not directors):” on page 89 of the Prospectus with the following:

Jason P. Maxwell. Mr. Maxwell joined Hines in June 2006. Mr. Maxwell serves as Chief Compliance Officer for us and the general partner of our Adviser. He also serves as Assistant Secretary for our Adviser. Mr. Maxwell is the General Counsel of Hines Advisors Limited Partnership ("HALP"), a position he has held since January 2014 (prior to that, he held the title of Corporate Counsel of HALP from May 2006 through December 2013). In his role at Hines, Mr. Maxwell created and leads the internal legal function for HALP and provides legal services to (as well as serves as Asst. Secretary of) the following vehicles sponsored by Hines: Hines REIT, Hines Global REIT and Hines Global REIT II. He and his team have also provided legal support to us and our board of directors since our formation in November 2011. Among his other responsibilities, he provides corporate governance and general compliance guidance for the previously-mentioned funds’ boards of directors. Prior to joining Hines, Mr. Maxwell was a partner in the law firm of Locke Liddell & Sapp LLP (n/k/a Locke Lord) where he practiced corporate and securities law. He graduated from the University of Miami with a Bachelor of Business Administration degree in Finance, and holds a Juris Doctorate degree from the Georgetown University Law Center. He is also a member of the State Bar of Texas.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

This supplement inserts the following after the second paragraph in the section entitled “Investment Advisory and Administrative Services Agreement-Management and Incentive Fee Waiver” on page 101 of the Prospectus:

On April 15, 2015, we and our Advisers agreed to the Fee Waiver Amendment, under which our Advisers have agreed to extend the term of the fee waiver with respect to our Adviser through December 31, 2015. The terms of the fee waiver were not extended with respect to our Sub-Adviser (except for the subordinated incentive fee on income for the period January 1, 2015 to September 30, 2015, which our Sub-Adviser has agreed to waive). Our Adviser has no obligation to waive fees pursuant to the Conditional Fee Waiver Agreement after December 31, 2015, unless the fee waiver period is further extended.

This supplement replaces the fourth paragraph in the section entitled “Investment Advisory and Administrative Services Agreement-Management and Incentive Fee Waiver” on page 101 of the Prospectus with the following:

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, we are required to pay or reimburse the Advisers for administrative services expenses, which include all costs and expenses related to the day-to-day administration and management of the Company not related to advisory services. For the six months ended June 30, 2015 and 2014, we incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $917,000 and $714,000, respectively. For the years ended December 31, 2014, 2013 and 2012, we incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $1.5 million, $1.0 million and $438,000, respectively. On April 15, 2015, the Advisers extended the waiver of reimbursement of administrative services expenses from January 1, 2015 through June 30, 2015. On September 22, 2015, the Advisers further extended the waiver of reimbursement of administrative services expenses through December 31, 2015. The waiver of reimbursement of administrative services expenses is not subject to future reimbursement. In the future, we may decide to enter into a separate administration agreement with affiliates of the Advisers or a third party provider, pursuant to which we will reimburse such administrator for administrative services expenses.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

This supplement inserts the following after the second paragraph in the section entitled “Certain Relationships and Related Party Transactions-Management and Incentive Fee Waiver” on page 105 of the Prospectus:

On April 15, 2015, we and our Advisers agreed to the Fee Waiver Amendment, under which our Advisers have agreed to extend the term of the fee waiver with respect to our Adviser through December 31, 2015. The terms of the fee waiver were not extended with respect to our Sub-Adviser (except for the subordinated incentive fee on income for the period January 1, 2015 to September 30, 2015, which our Sub-Adviser has agreed to waive). Our Adviser has no obligation to waive fees pursuant to the Conditional Fee Waiver Agreement after December 31, 2015, unless the fee waiver period is further extended.

This supplement replaces the fifth paragraph in the section entitled “Certain Relationships and Related Party Transactions-Management and Incentive Fee Waiver” on pages 105-106 of the Prospectus with the following:

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, we are required to pay or reimburse the Advisers for administrative services expenses, which include all costs and expenses related to the day-to-day administration and management of the Company not related to advisory services. For the six months ended June 30, 2015 and 2014, we incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $917,000 and $714,000, respectively. For the years ended December 31, 2014, 2013 and 2012, we incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $1.5 million, $1.0 million and $438,000, respectively. On April 15, 2015, the Advisers extended the waiver of reimbursement of administrative services expenses from January 1, 2015 through June 30, 2015. On September 22,

2015, the Advisers further extended the waiver of reimbursement of administrative services expenses through December 31, 2015. The waiver of reimbursement of administrative services expenses is not subject to future reimbursement. In the future, we may decide to enter into a separate administration agreement with affiliates of the Advisers or a third party provider, pursuant to which we will reimburse such administrator for administrative services expenses.

This supplement replaces the table in the section entitled “Certain Relationships and Related Party Transactions-Management and Incentive Fee Waiver” on page 107 of the Prospectus with the following:

Period Ended	Amount of Fee Waivers and Expense Support Payments (dollars in thousands)(1)	Expiration of the Advisers’ Right to Receive Reimbursement of Previously Waived Fees and Expense Support Payments(2)	Amount of Administrative Services Expenses Waivers (dollars in thousands)(3)	Operating Expense Ratio as of the Date of the Fee Waivers(4)	Annualized Distribution Rate as of the Date of the Fee Waivers(5)
September 30, 2012	$152	September 30, 2015	$129	1.97%	7.00%
December 31, 2012	$157	December 31, 2015	$284	2.96%	7.00%
March 31, 2013	$84	March 31, 2016	$233	1.86%	7.00%
June 30, 2013	$118	June 30, 2016	$222	1.36%	7.00%
September 30, 2013	$268	September 30, 2016	$234	1.22%	7.00%
December 31, 2013	$467	December 31, 2016	$329	0.49%	7.00%
March 31, 2014	$303	March 31, 2017	$329	1.28%	7.00%
June 30, 2014	$551	June 30, 2017	$385	1.28%	7.00%
September 30, 2014	$1,149	September 30, 2017	$371	1.23%	7.00%
December 31, 2014	$599	December 31, 2017	$412	1.70%	7.00%
March 31, 2015	$358	March 31, 2018	$437	1.78%	7.18%
June 30, 2015	$930	June 30, 2018	$480	1.69%	7.07%

This supplement replaces the third footnote to the table in the section entitled “Certain Relationships and Related Party Transactions-Management and Incentive Fee Waiver” on page 107 of the Prospectus with the following:

(3) The Advisers have agreed to permanently waive reimbursement by the Company of administrative services expenses through December 31, 2015. The administrative services expenses are waived on a quarterly basis and are not eligible for future reimbursement from the Company to the Advisers.

DESCRIPTION OF OUR SECURITIES

This supplement inserts the following paragraph to the end of the section entitled “Description of our Securities-Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws” on page 117 of the Prospectus:

Effective September 24, 2015, with the approval of our board of directors, we amended our bylaws in order to add Article XIV, which provides that the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for certain litigation. No other provisions of the bylaws were revised.